Citigroup Financial Services Conference January 31, 2006 Jackson W. Moore President and Chief Executive Officer Regions Financial Corporation

FORWARD-LOOKING STATEMENT The information contained in this presentation may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. You should not place undue reliance on these statements as the forward-looking statements are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements. Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, may increase our competitive pressures: (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic and business conditions in the United States and the South in general and in the communities we serve in particular may lead to a deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) the existence or exacerbation of general geopolitical instability and uncertainty, including the threat or occurrence of acts of terror or the occurrence or escalation of hostilities; (e) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and (f) possible changes in consumer and business spending and saving habits and in employment levels could have an effect on our ability to grow our assets and to attract deposits. Other factors which may affect the accuracy of our projections are specific to Regions, including (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions customers and potential Regions customers; (v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future, which in turn depends on a variety of factors, including: our ability to achieve anticipated cost savings and revenue enhancements with respect to acquired operations: the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; and the continued growth of the markets that the acquired entities serve, consistent with recent historical experience. 2

Overview Fulfilling Commitments Opportunities Exist Positioning for Profitable Growth 3

*excludes securities gains/losses Regions Financial Corporation $85 billion in assets Approximately $15 billion in market capitalization $4.7 billion* in revenues from diversified sources 5 million customers One of Top 15 U.S. banking companies One of leading regional brokerage firms with over $800 million in revenues One of largest mortgage originators in U.S. with over $16 billion in originations One of Top 20 U.S. insurance brokers 4

Strong banking franchise in South, Midwest and Texas with over 1,300 branches One of top mortgage originators in U.S. Morgan Keegan has over 50 brokerage offices in 16 states and over 200 offices in bank locations Regions Insurance Group has 25 offices in 5 states Regions Financial Corporation Footprint 5

Overview Fulfilling Commitments Opportunities Exist Positioning for Profitable Growth 6

No. 1 Priority: Successful Integration of our Franchise Successful conversion of approximately 700 branches Best in class conversion results with minimal adverse customer impact Growth in deposit accounts during integration period Achievement of initial phase of cost savings Credit quality strong throughout Balance sheet discipline maintained 7

Best In Class Conversion Effort with Minimal Adverse Customer Impact Event 1 Event 2 Event 3 East 0.0276 0.0057 0.0009 # of accounts 308 620 827 8 Number of Adversely Impacted Customers as a Percentage of Total Customers Impacted As number of customers impacted increased, adverse impact declined.

27% Year-over-Year Increase in New DDA Production Through Merger Integration New DDA Production 2004-2005 9

On Track Cost Saves Since Merger Close Will Achieve Goal of $200MM Total Annual Saves in 2006 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 East 5 24 25 30 40 42 50 2004: $30 MM 2005: $135 MM $ in Millions 2006 Projected: $50 MM per Quarter 10

Consistent Improvement in Asset Quality 2002 2003 2004 2005 East 0.0103 0.0094 0.0079 0.007 2002 2003 2004 2005 East 0.0036 0.0033 0.0029 0.0023 Low Non-Performing Asset Levels Low Net Charge-off Levels Net charge-offs as a percentage of avg. loans NPA's as a percentage of loans and ORE NOTE: 2002, 2003 and 1H2004 data are legacy Regions only 11 0.23% 0.70%

Superior Net Interest Margin Performance Net interest margin performance in 2005 for top 20 U.S. banks ranged from contraction of 46 basis points to expansion of 29 basis points compared to 2004 Median performance was -9 bps Regions' performance was +25 bps Full year 2005 margin of 3.91 Growth in average deposits and low-cost deposits 4% annual growth in total deposits Significant mix-shift to low-cost deposits Securities portfolio discipline Average securities 14% of average total assets during 2005 Decline in total portfolio year over year Average duration of 3.05 years at 12/31/05 Forecasting mid-3.90's net interest margin in 2006 12

Overview Fulfilling Commitments Opportunities Exist Positioning for Profitable Growth 13

Positioning for Improvement in Profitability ^^ Opportunities Exist Community banking history and structure Even though all banks on common systems platforms, branches have inconsistent staffing and support structures Furthermore, various organizational models in place for commercial banking, retail banking, business banking and private banking Operating costs vary across the franchise Differences in business models create inconsistencies in cost structure Cross-sell of products and services Regions currently has 2.1 services per household on average Best in class is approximately 5 services per household Regions has opportunity to cross-sell between retail and commercial banking, mortgage, insurance and Morgan Keegan 14

Potential for improvement Quartile 1 Quartile 2 Quartile 3 Quartile 4 East 0.45 0.53 0.61 0.68 In thousands Average: 57% Operating Efficiency Ratio by Banking Group 15

Potential for improvement Quartile 1 Quartile 2 Quartile 3 Quartile 4 East 309 257 222 185 In thousands Average: $243 Revenue per FTE by Banking Group 16

Positioning for Improvement in Profitability ^^ Opportunities Exist Regions has opportunity to increase deposit market share in key, existing markets Opportunity for profitable growth exists in all types of markets (rural, urban, etc.) Regions has lending relationships with approximately 35% of middle market commercial customers in our marketplace representing a tremendous opportunity to grow deposit and related products1 Commercial real estate borrowers represent an area where we can grow deposit and brokerage relationships Branching strategy Branch density in a geographic region is strongly correlated with both branch profitability and period of time in which profitability is achieved Morgan Keegan has opportunity to increase market share in 13 largest markets in which retail offices are located Those markets represent approximately $3 billion in total brokerage revenues2 Hiring 30-50 brokers in these markets Gross production per FA over $400,000 in 2005 1Source: D&B, U.S. Census, Regions data 2 Independent Source 17

# Branches 139 Urban 558 Suburban 610 Rural Least Profitable Median Branch Most Profitable Significant Opportunities for Profitable Growth Exist in All Markets Urbanicity vs. Profitability Bank Profitability Break-even Economic Profit Branch staffing and deposits per branch are key determinants in branch profitability 18

Mkt A Mkt B Mkt C Mkt D Mkt E Mkt F Mkt G Deposit Growth/Branch 0.313 0.045 0.104 0.045 0.09 0.06 0.045 % New Branches 4.327 1.891 1.6 3.1 6.863 9.157 9.419 Branching strategy focus will be on existing markets in which Regions has meaningful market share 2004 New Deposits Per Branch ($MM) Average New Deposits (Markets with less dense branch network) Average New Deposits (Markets with dense branch network) % New Branches (2002-2004) 19

Morgan Keegan's 13 largest markets represent approximately $3 billion in brokerage revenues 20

Overview Fulfilling Commitments Opportunities Exist Positioning for Profitable Growth 21

RegionsNEXT What RegionsNEXT Is Regions' strategy of enhancing our profitability and growth rate for the long term Long term in nature - there is not a completion date as it is ongoing It's about doing what we already do, better With a revenue-focused, efficiently-structured business model And, alignment of incentive plans with initiatives at all levels What RegionsNEXT Is Not A finite project With specific short term revenue and expense goals 22

Profitability will increase as a result of doing what we already do better Broad initiatives include Focus on return on capital of customers, products and segments Customer segmentation Standardization of organizational model, processes and procedures Branch performance improvement Branching strategy focused on density Alignment of incentive plans with achievement of specific goals 23

Regions understanding of our profitability will be the underlying basis for our initiatives Economic Capital Employed ($MM) 0% Trans. Accts. Consumer Ltd.Trans. Dep. Consumer Installment Indirect (Non DCS) Equity Asset Line Installment Direct CD's - Consumer Retail Products Economic Capital Employed ($MM) < $50K < $25K Retail Loans Return Above/Below Cost of Capital Return Above/Below Cost of Capital 24

Standardization of organizational model will result in a streamlined way of doing business that is focused on the customer segments to drive revenue Matrix approach to organizational structure Geography is still important Lines of business become equally important Example: Group president (geographic) will be aligned with retail executive (line of business) Standardization of processes and procedures will enhance efficiency Associates will be aligned with standardized branching models Processes and procedures that are "customer-facing" will retain local autonomy Community banking model is important to our company Processes and procedures that do not directly impact the customer can be conformed across the company for greater efficiency and will result in a common platform from which to build upon in the future 25

Incentive Plans are Designed to Drive Achievement of Goals Executive incentive plans have significant components for Percentage increase of revenue per FTE Increased efficiency Increase in return on capital Earnings per share Operating unit, group bank and regional bank levels all have specific targets for Percentage increase of revenue per FTE Increased efficiency Increase in return on capital Implementation of business models Additional components according to responsibilities related to Increasing growth in financial products sales revenue through partnerships with Morgan Keegan, RMK Trust and Regions Insurance Group Increasing cross-sell ratios Increasing wallet share of existing customer base 26

In Closing... Regions has achievable opportunities to be a more profitable franchise with higher shareholder value We have opportunities to grow revenues through more profitable customer relationships We have opportunities to become more efficient through standardization of non-customer facing processes and procedures These opportunities are a result of the strong foundation laid in 2004-2005 Executing on current initiatives will create a more valuable model that improves our future strategic options 27